Other Real Estate Owned	12 Months Ended
Dec. 31, 2013
Other Real Estate Owned [Abstract]
Other Real Estate Owned
(7)	Other Real Estate Owned

The aggregate carrying amount of Other Real Estate Owned (OREO) at December 31, 2013, 2012 and 2011 was $15,502,462, $15,940,693 and $20,445,805, respectively.  All of the Company’s other real estate owned represents properties acquired through foreclosure or deed in lieu of foreclosure.  The following table details the change in OREO during 2013, 2012 and 2011 as of December 31:

	2013	2012	2011

Balance, Beginning of Year	$15,940,693	$20,445,085	$20,207,806

Additions	10,251,006	9,729,174	12,555,622
Sales of OREO	(7,804,080)	(9,711,890)	(9,804,669)
Loss on Sale	(1,563,739)	(1,818,967)	(1,102,613)
Provision for Losses	(1,321,418)	(2,702,709)	(1,411,061)

Balance, End of Year	$15,502,462	$15,940,693	$20,445,085